UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2026

International Paper Company
(Exact name of registrant as specified in its charter)
Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (901) 419-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange
Common Stock, $1 per share par value	IPC	London Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2026, the Company held its 2026 annual meeting of shareowners (the “Company Annual Meeting”). At the Company Annual Meeting, holders of the Company’s shares of common stock, par value $1.00 per share (the “Common Stock”), approved the proposals described in the 2026 Proxy Statement.

Of the 529,486,211 shares of Common Stock outstanding on the record date (March 12, 2026) and entitled to vote at the Company Annual Meeting, holders of 480,640,962 shares of Common Stock were present at the Company Annual Meeting in person or by proxy, constituting a quorum.

The voting results at the Company Annual Meeting were as follows:

Item 1: Election of 11 Directors

Shareowners approved the proposal to elect each of the following 11 nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2027 annual meeting of shareowners and the date a qualified successor has been elected or (ii) death, resignation or retirement.

Director Nominees	For	Against	Abstain	Broker Non-Votes
Jamie A. Beggs	451,694,836	2,455,913	273,805	26,216,408
Christopher M. Connor	445,295,315	8,869,315	259,924	26,216,408
Ahmet C. Dorduncu	444,426,468	9,731,820	266,266	26,216,408
Anders Gustafsson	450,805,888	3,368,166	250,500	26,216,408
Jacqueline C. Hinman	444,524,262	9,414,494	485,798	26,216,408
Clinton A. Lewis, Jr.	436,740,282	17,421,581	262,691	26,216,408
David A. Robbie	451,684,616	2,473,834	266,104	26,216,408
Andrew K. Silvernail	440,396,861	13,737,702	289,991	26,216,408
Kathryn D. Sullivan	445,916,981	8,269,190	238,383	26,216,408
Scott A. Tozier	450,747,593	3,412,997	263,964	26,216,408
Anton V. Vincent	445,835,828	8,071,251	517,475	26,216,408

Item 2: Ratification of Deloitte & Touche LLP as our Independent Auditor for 2026
Shareowners ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
469,081,312	11,291,145	268,505	0
Item 3: Non-binding Resolution to Approve the Compensation of our Named Executive Officers
Shareowners approved the non-binding resolution to approve the compensation of our Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
442,112,331	11,656,152	656,071	26,216,408

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date:	May 11, 2026	By:	/s/ Joseph R. Saab
		Name:	Joseph R. Saab
		Title:	Senior Vice President, General Counsel and Corporate Secretary